EXHIBIT 10(r)

                          CRESTAR FINANCIAL CORPORATION



                                   CERTIFICATE


                  I, Richard G. Tilghman, hereby certify that I am the duly authorized Chief Executive Officer of Crestar Financial Corporation and that the amendments to the Deferred Compensation Plan for Selected Employees of Crestar Financial Corporation and Affiliated Corporations (the "Plan") and the Deferred Compensation Program Under Incentive Compensation Plan of Crestar Financial Corporation and Affiliated Corporations (the "Program") as reflected on the attached Exhibits I and II, are hereby adopted, pursuant to, respectively, section 11 of the Plan and by the authority granted to me by the Compensation Committee of the Board of Directors of Crestar Financial Corporation on December 7, 1986, both of which remain in full force as of the date of this certificate.


                                   Signed:______________________________
                                               Richard G. Tilghman

Dated: _______________________                                        EXHIBIT II



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                                AMENDMENT TO THE
                          DEFERRED COMPENSATION PROGRAM
                      UNDER INCENTIVE COMPENSATION PLAN OF
            CRESTAR FINANCIAL CORPORATION AND AFFILIATED CORPORATIONS





         Effective for the Award Year 1994 and subsequent  Award Years, Plan section 3(h) is amended to read as follows:

                  (h) Notwithstanding any other provision of the Plan, a Participant's Deferred Income Benefit Award Election Form for any Award Year is not valid if that Participant is not an Employee on December 31 of the Year following that Award Year for any reason other than Termination because of Retirement, total disability, or death. If a Participant's Deferred Income Benefit Award Election Form is invalid because of this subsection (h), that Participant must be paid the amounts he would then have been entitled to receive if he had not submitted that Deferred Income Benefit Award Election Form.